SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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                        October 3, 2002 (October 3, 2002)
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                Date of Report (Date of earliest event reported)


                              Zions Bancorporation
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            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
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      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
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(Address of principal executive offices)                    (Zip Code)


                                (801) 524-4787
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                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)

Items 1-8.          Not Applicable.


Item 9.             Regulation FD Disclosure.

     The registrant reported today on charges related to expense reduction plans and impaired investments. A copy of the press release is attached hereto as
Exhibit 99.


Exhibit
Number              Description
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99                  Press Release dated October 3, 2002

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Harris H. Simmons
                                       -----------------------------
                                       Name:  Harris H. Simmons
                                       Title: Chairman, President and
                                              Chief Executive Officer




Date: October 3, 2002